                         Oppenheimer High Yield Fund
                  Supplement dated December 10, 2001 to the
                      Prospectus dated October 26, 2001

The Prospectus is changed as follows:

1.    The "Annual Fund Operating Expenses" table and the accompanying footnote on page 8 is replaced with the following:

      ------------------------------------------------------------
                       Class A  Class B Class C  Class N Class Y
      ------------------------------------------------------------
      ------------------------------------------------------------
      Management Fees   0.61%    0.61%   0.61%    0.61%   0.61%
      ------------------------------------------------------------
      ------------------------------------------------------------
      Distribution
      and/or Service    0.24%    1.00%   1.00%    0.50%    N/A
      (12b-1) Fees
      ------------------------------------------------------------
      ------------------------------------------------------------
      Other Expenses    0.06%    0.06%   0.06%    0.06%   0.40%
      ------------------------------------------------------------
      ------------------------------------------------------------
      Total Annual      1.00%    1.76%   1.76%    1.29%   1.01%
      Operating
      Expenses
      ------------------------------------------------------------
      Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial expenses and accounting and legal expenses the Fund pays. Effective November 1, 2001, the
      "Distribution and/or Service (12b-1) Fees" for Class N shares increased from 0.25% to 0.50%. For the period from March 1,
      2001 when Class N shares were first offered until the Fund's fiscal year-end of 6/30/01, the Class N shares "Distribution and/or Service 12b-1 Fees" and "Total Annual Operating
      Expenses" were 0.25% and 1.04%, respectively.
      The "Other Expenses" for Class Y shares in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund.  After the waiver, the
      actual "Other Expenses" and "Total Annual Operating Expenses"
      for Class Y shares were 0.33% and .94%, respectively of average daily net assets. The waiver of a portion of the Fund's Class Y transfer agency expenses may be altered or terminated at any time.

2.    The following paragraph is added as a new third paragraph in the section, "At What Price Are Shares Sold - Net Asset Value:"

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees may determine a new value for such security in good faith in accordance with its
      established pricing procedures.

December 10, 2001                                           PS0280.028